FOR IMMEDIATE RELEASE

OPAL Fuels Announces Exchange of High-Voting Stock for Low-Voting Stock by Controlling Stockholder

WHITE PLAINS, N.Y. – (April 23, 2025) – OPAL Fuels Inc. (Nasdaq: OPAL), announced that its ultimate controlling shareholder, Fortistar LLC (“Fortistar”), has exchanged 50.0 million shares of Class D common stock of the Company held by it, each of which is entitled to five votes per share on all matters on which stockholders generally are entitled to vote, for an equal number of shares of newly issued Class B common stock of the Company, each of which is entitled to one vote on such matters. This transaction has no effect on the economic interest in the Company held by Fortistar.
“With today’s announcement Fortistar has now converted over 120 million of its Class D shares in aggregate, further reducing the voting control commensurate with those shares. OPAL Fuels anticipates that this will help facilitate the inclusion of the Company’s publicly traded Class A common stock in certain stock market indices, on which many broad-based mutual funds and exchange-trade index funds are based,” said Mark Comora, the Company’s Chairman.
Note that the Company cannot ensure that the Company’s Class A common stock will be included in any stock market indices as a result of this exchange, which is out of the Company’s control, or that, if its stock is included, that it will have any effect on the price per share of the Company’s Class A common stock.
About OPAL Fuels Inc.
OPAL Fuels Inc. (Nasdaq: OPAL) is a leader in the capture and conversion of biogas into low carbon intensity RNG and renewable electricity. OPAL Fuels is also a leader in the marketing and distribution of RNG to heavy duty trucking and other hard to de-carbonize industrial sectors. For additional information, and to learn more about OPAL Fuels and how it is leading the effort to capture North America’s naturally occurring methane and decarbonize the economy, please visit www.opalfuels.com.

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Forward-Looking Statements
Certain statements in this communication may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or OPAL Fuels’ (the “Company’s”) future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include various factors beyond management’s control, including, but not limited to, general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, and other filings it makes with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

Investors
Todd Firestone
Vice President Investor Relations and Corporate Development
914-705-4001
investors@opalfuels.com

Media
Harrison Feuer
Senior Director, Communications & Public Policy
Tel. (914) 421-5312
hfeuer@opalfuels.com

ICR, Inc.
OPALFuelsPR@icrinc.com

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